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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 5, 2000

TARGET RECEIVABLES CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

0-26930	41-1812153
(Commission File Number)	(I.R.S. Employer Identification Number)

Target Receivables Corporation
80 South Eighth Street
14th Floor, Suite 1401
Minneapolis, Minnesota 55402
(612)370-6530
(Address, including Zip Code, and Telephone Number,
Including Area Code, of Registrant's Principal Executive Office)

Page 1 of 19 Pages
The Exhibit Index Appears on Page 3

Item 5: Other Events

    The Monthly Servicer's Certificates for the Monthly Period ended February 26, 2000 and the Monthly Certificateholders' Statements for the Monthly Period ended February 26, 2000, with respect to the Class A Asset Backed Certificates, 6.25% Series 1997-1, the Class B Asset Backed Certificates, Series 1997-1, the Class A Asset Backed Certificates, 5.90% Series 1998-1 and the Class B Asset Backed Certificates, Series 1998-1, issued by the Target Credit Card Master Trust, were delivered to the Trustee on March 22, 2000, and the Monthly Certificateholders' Statements were then distributed to Certificateholders on March 25, 2000.

    The above described Monthly Servicer's Certificates are filed as Exhibits 20.1 and 20.3 to this Report. The above described Monthly Certificateholders' Statements are filed as Exhibits 20.2 and 20.4 to this Report.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 5, 2000

TARGET RECEIVABLES CORPORATION
By:	/s/ STEPHEN C. KOWALKE Name: Stephen C. Kowalke Title: Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description	Sequentially Numbered Page
20.1	Series 1997-1 Monthly Servicer's Certificate for the Monthly Period ended February 26, 2000.	4
20.2	Series 1997-1 Monthly Certificateholders' Statement for the Monthly Period ended February 26, 2000.	6
20.3	Series 1998-1 Monthly Servicer's Certificate for the Monthly Period ended February 26, 2000.	12
20.4	Series 1998-1 Monthly Certificateholders' Statement for the Monthly Period ended February 26, 2000.	14

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  Item 5: Other Events
SIGNATURES
EXHIBIT INDEX